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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of First Alliance Corporation on Form S-3 of our report dated January 20, 1997, appearing in the Prospectus, which is part of this Registration Statement.

    We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Costa Mesa, California
August 6, 1997